-----------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      February 6, 2004 (February 1, 2004)


                            Sweetheart Holdings Inc.
                            ------------------------

         Delaware                      33-64814                  06-1281287
(State or other jurisdiction       (Commission File             (IRS Employer
    of incorporation)                  Number)               Identification No.)





10100 Reisterstown Road, Owings Mills, Maryland                    21117
-----------------------------------------------                  ----------
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (410) 363-1111
                                                     --------------

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

          Sweetheart Holdings Inc. (the "Company") issued a press release on February 1, 2004 which is attached hereto as Exhibit 99.1 and by this reference incorporated herein.


Item 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

Exhibit No.          Description
-----------          -----------
99.1                 Press release issued by the Company dated February 1, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                SWEETHEART HOLDINGS INC.


                                By:  /s/ Hans H. Heinsen
                                     --------------------
                                     Hans H. Heinsen
                                     Senior Vice President and
                                     Chief Financial Officer
                                     (Principal Financial and Accounting Officer
                                     and Duly Authorized Officer)


Date:  February 6, 2004

                                  EXHIBIT INDEX

Exhibit No.          Description
----------           -----------
99.1                 Press release issued by the Company dated February 1, 2004.